Nationwide Variable Insurance Trust
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated October 1, 2014
to the Prospectus dated April 30, 2014

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On page 56 of the Prospectus under the subsection entitled “Subadvisers,” located under the section entitled “Fund Management,” the information for Winslow Capital Management, LLC is hereby deleted and replaced with the following:

WINSLOW CAPITAL MANAGEMENT, LLC (“WINSLOW CAPITAL”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund. Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402. Winslow Capital has been an investment adviser since 1992, and was privately held until December 2008 when it became a wholly owned subsidiary of Nuveen Investments, Inc.  On October 1, 2014, Nuveen Investments, Inc. became a wholly owned subsidiary of TIAA-CREF.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE